SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2016

Universal Stainless & Alloy Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25032	25-1724540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Mayer Street, Bridgeville, Pennsylvania	15017
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 257-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced, on January 21, 2016, Universal Stainless & Alloy Products, Inc. (the “Company”) entered into a Revolving Credit, Term Loan and Security Agreement (the “Credit Agreement”). Pursuant to the terms of the Credit Agreement, the Company was obligated to issue new equity securities on February 2, 2016 (the “Issuance Date”). On February 1, 2016, the Company entered into separate stock purchase agreements (each an “Agreement”) with each of the directors and executive officers of the Company (collectively, the “Investors”). Pursuant to the Agreements, the Company offered and sold to the Investors an aggregate of 73,207 shares (the “Purchased Shares”) of the Company’s common stock, $0.001 par value (“Common Stock”), and the Purchased Shares were issued to the Investors on the Issuance Date, in compliance with the terms of the Credit Agreement. In accordance with the terms of the Agreements, the purchase price per share for the Purchased Shares was equal to the average of the high and low reported trading prices for the Common Stock on The Nasdaq Stock Market on February 1, 2016, which was $6.83, resulting in an aggregate purchase price of $500,003.81.

Set forth below is the number of Purchased Shares purchased by each Investor:

Name	Number of Shares of Common Stock Purchased
Dennis M. Oates	11,863
Christopher L. Ayers	11,859
Douglas M. Dunn	11,859
M. David Kornblatt	11,859
Udi Toledano	11,859
Graham McIntosh	3,660
Larry J. Pollock	3,660
Christopher M. Zimmer	3,660
Paul A. McGrath	1,464
Ross C. Wilkin	1,464

The Agreements contain customary representations, warranties and covenants of the parties, including representations that each Investor is an accredited investor within the meaning of Regulation D (“Regulation D”) under the Securities Act of 1933, as amended (the “Securities Act”), and that each Investor has an intention to acquire Purchased Shares pursuant to the applicable Agreement for investment only and not with view to or for sale in connection with any distribution thereof. Based upon these and other representations of the Investors made in the Agreements, the Company consummated the offer and sale of the Purchased Shares pursuant to the Agreements in reliance on an exemption from the registration requirements of the Securities Act, under Section 4(a)(2) thereof and/or Regulation D.

The foregoing is a description of the material terms and conditions of the Agreements and not a complete discussion of the Agreements. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the form of Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Stock Purchase Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC.

By:	/s/ Ross C. Wilkin
Ross C. Wilkin
Vice President of Finance,
Chief Financial Officer and Treasurer

Dated: February 3, 2016